EXHIBIT 32.1

STATEMENT REQUIRED BY 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Bluesky Systems Corporation (the "Company") for the Three and Nine Months ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duane Bennett, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

  *   the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  *   information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Duane Bennett
Duane Bennett
President, Chief Executive Officer,
Chief Financial Officer, Controller

November 5, 2009

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by us for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.